FORM S. F. E.

TRANSFERS RESTRICTED - SEE LEGEND ON REVERSE

NUMBER

SHARES



BNC BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

NON-VOTING COMMON STOCK

This Certifies that ______________________________ is the registered holder of ______________ ( ) ______________ Shares

of the Capital Stock of BNC Bancorp, no par value per share.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ______________ A.D. 2012*

____
Secretary

____
Chief Executive Officer

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING AGRRANGEMENT SECURIED BY THE SECURITIES IF THE PLEDGEE AGREES IN WRITING TO BE BOUND BY THE TRANSFER RESTRICTIONS TO WHICH THE PLEDGOR IS SUBJECT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – ______ Custodian ______ (Minor)	
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors Act ______ (State)	
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – ______ Custodian ______ (Minor) under ______ (State) Uniform Transfer to Minors Act	

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

______________________ *Shares*

represented by the within Certificate, and hereby irrevocably constitutes and appoints ______________________

______________________ *Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.*

Dated, ______________________

In presence of ______________________

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.